SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549






                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 6, 1997



                       PREMARK INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)



    Delaware              1-9256               36-3461320
 (State or other         (Commission       (IRS Employer
 jurisdiction of         File Number)      Identification No.)
 Incorporation)


      1717 Deerfield Road, Deerfield, Illinois           60015
  (Address of principal executive offices)       (Zip Code)


                            (847) 405-6000
           (Registrant's telephone number, including area code)

Item 4.  Change in Registrant's Certifying Accountant

(a) Previous independent accountants
    (i) On March 6, 1997, the Registrant, upon the approval of the Audit and Corporate Responsibility Committee of its Board of Directors, dismissed Price Waterhouse LLP as its independent accountants.

    (ii) For the Registrant's two most recently completed fiscal years ended December 28, 1996 and December 30, 1995 the reports of Price Waterhouse LLP on the financial statements did not contain an adverse opinion or disclaimer of opinion nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) During the two most recently completed fiscal years and through March 6, 1997, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

    (iv) The Registrant requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Price Waterhouse LLP agrees with the above statements, which letter is attached as Exhibit 16.

(b) New independent accountants

    (i)  On March 6, 1997, upon the recommendation of its
    Audit and Corporate Responsibility Committee, the Board of Directors of Registrant appointed Ernst & Young LLP as independent auditors of
    the Company for the fiscal year ending December 27, 1997.    During
    the two most recent fiscal years and through March 6, 1997, the Registrant has not consulted with Ernst & Young LLP on items which
    (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a) (2)).

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

    (c)  Exhibits
         Number    Exhibit
         16        Letter of Price Waterhouse LLP
                   regarding change in certifying
                   accountant

                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  March 6, 1997         PREMARK INTERNATIONAL, INC.



                             By   /s/  JOHN M. COSTIGAN
                             Name:     John M. Costigan
                             Title:    Senior Vice President,
                                       General Counsel and
                                       Secretary



INDEX TO EXHIBITS



Index
Number                  Exhibit Description              Page


16            Letter from Price Waterhouse LLP to
              the Securities and Exchange Commission,
              dated March 6, 1997, regarding its
              agreement with the statements made in
              paragraph 4(a) of the Current Report on
              Form 8-K.